                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.



                                                 /s/ Marc W. Eller
                                            ------------------------------------
                                                 Marc W. Eller

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.


                                                  /s/ Dr. Zvi Yaniv
                                            ------------------------------------
                                                  Dr. Zvi Yaniv

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.


                                                    /s/ Dr. Igor Leontiev
                                            ------------------------------------
                                                    Dr. Igor Leontiev

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.


                                                    /s/ Philip C. Shaffer
                                            ------------------------------------
                                                    Philip C. Shaffer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.



                                                 /s/ Lee B. Arberg
                                            ------------------------------------
                                                 Lee B. Arberg

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.



                                                    /s/ David R. Sincox
                                            ------------------------------------
                                                    David R. Sincox

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director of SI Diamond Technology, Inc. (the "Company") hereby constitutes and appoints Douglas
P. Baker or Marc W. Eller the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in each of said agents and attorneys-in-fact, acting singly, to sign for the undersigned in the undersigned's capacity as a Director of the Company, the Company's 1997 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact as herein authorized.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of of this 30th day of March, 1998.


                                                   /s/ Ronald J. Berman
                                            ------------------------------------
                                                   Ronald J. Berman